                                                                  Exhibit 99
                         	MONTHLY SERVICERS CERTIFICATE
                          	SERVICER: NATIONSBANK, N.A.
                       	NATIONSBANK AUTO OWNER TRUST 1996-A

	Collection Period				                                         			October 1996
	Determination Date				                                             			11/7/96
	Deposit Date			                                                  				11/14/96
	Distribution Date						                                             	11/15/96

	Pool Balance
	Pool Balance on the close of the last day of the preceding
                      Collection Period				    			            1,908,109,165.88
	Less:	Collections and Liquidation Proceeds allocable
                     to Principal		          				                77,626,512.09
     		Purchase Amount allocable to Principal			                       			0.00
     		Realized Losses						                                      1,523,656.80
                                                            ------------------
	Pool Balance on the close of the last day of the
            Collection Period		                					          1,828,958,996.99
	Collections allocable to Principal received from
    Collection Period up to and including the Second
    Business Day immediately preceding the Current
    Determination Date							                                    11,783,004.21
                                                              ----------------
	Pool Balance as of the Second Business Day immediately
       preceding the Current Determination Date 							       1,817,175,992.78
	Original Pool Balance							                                 2,136,187,667.91
	Pool Factor 			                                               				85.0663085%

	Portfolio Balances and Pool Factors					       	Beginning          	End
                                          							of Period       	of Period
                                           -----------------------------------
		Class A-1 Note Balance				        	         350,534,372.43 	  269,940,324.87
		Class A-1 Pool Factor			                       		0.5951833	        0.4583401
		Class A-2 Note Balance					                 744,000,000.00 	  744,000,000.00
		Class A-2 Pool Factor		                       			1.0000000	        1.0000000
		Class A-3 Note Balance					                 457,323,000.00 	  457,323,000.00
		Class A-3 Pool Factor		                       			1.0000000	        1.0000000
		Class A-4 Note Balance					                 175,000,000.00    175,000,000.00
		Class A-4 Pool Factor		                       			1.0000000        	1.0000000
		Class B-1 Certificate Balance					           96,129,000.00 	   96,129,000.00
		Class B-1 Pool Factor		                       			1.0000000        	1.0000000
		Class B-2 Certificate Balance					           74,783,667.91 	   74,783,667.91
		Class B-2 Pool Factor			                       		1.0000000        	1.0000000

		Weighted Average Coupon		                                    				10.3742000%
		Weighted Average Original Term						                                    59.9
		Weighted Average Remaining Term				                                   		45.3

	Collections

	Interest:
 		Collections and Liquidation Proceeds allocable to interest			 16,906,362.89
 		Recoveries						                                                  60,111.72
 		Purchase Amount allocable to Interest				                            		0.00
                                                               ----------------
   			Total Interest Collections					                            16,966,474.61
		Advances for the related Distribution Date						                2,240,658.99
		Less:  Outstanding Advances to be reimbursed						              2,687,758.99
                                                             -----------------
   			Available Interest					                                    16,519,374.61

	Principal:
		Collections and Liquidation Proceeds allocable to Principal
                 (for the Collection Period)						               77,626,512.09
		Purchase Amount allocable to Principal  (for the Collection
                         Period)	                                    					0.00
		Collections allocable to Principal received up to and
     including the Second Business Day immediately preceding
             the Current Determination Date	                					11,783,004.21
    			Less:   Prior Month Collections allocable to Principal
               up to and including the Second Business Day
               immediately preceding the Current Determination
                                  Date				                      	10,339,125.54
                                                               ----------------
        			Available Principal					                              79,070,390.76

			        Available Funds					                                  95,589,765.37
	Regular Principal (equals Available Principal plus
                 Realized Losses)		          					               80,594,047.56

	Required Distributable Amounts
	Reimbursement of Outstanding Advances on Defaulted Receivables						69,382.22
	Servicing Fee (inc. unpaid amount from prior periods)					     		1,590,090.97
	Noteholder Amounts
 		Class A-1 Monthly Interest		                               				1,687,238.78
	 	Class A-1 Interest Carryover Shortfall					                           	0.00
                                                                 -------------
		  	Total 					                                                  1,687,238.78

		 Class A-2 Monthly Interest			                               			3,797,500.00
		 Class A-2 Interest Carryover Shortfall					                           	0.00
                                                                 -------------
			  Total 					                                                  3,797,500.00

 		Class A-3 Monthly Interest				                               		2,429,528.44
	 	Class A-3 Interest Carryover Shortfall				                           		0.00
                                                                  ------------
		  	Total	                                                   				2,429,528.44

 		Class A-4 Monthly Interest			                                 			966,145.83
	 	Class A-4 Interest Carryover Shortfall						                           0.00
                                                                  ------------
		  	Total		                                                     			966,145.83

  			Total Accrued Note Interest	                             				8,880,413.05

 		Class A-1 Monthly Principal 		                            				80,594,047.56
	 	Class A-1 Principal Carryover Shortfall				                          		0.00
                                                              ----------------
		  	Total			                                                  		80,594,047.56

 		Class A-2 Monthly Principal				                                      		0.00
	 	Class A-2 Principal Carryover Shortfall 			                         			0.00
                                                                  -------------
  			Total		                                                           			0.00

 		Class A-3 Monthly Principal				                                      		0.00
	 	Class A-3 Principal Carryover Shortfall 					                         	0.00
                                                                   ------------
  			Total 		                                                          			0.00

		 Class A-4 Monthly Principal					                                      	0.00
 		Class A-4 Principal Carryover Shortfall					                          	0.00
                                                                  ------------
	  		Total					                                                           0.00

  			Total Noteholders' Principal Payment Amount				            	80,594,047.56

	Certificateholder Amounts
 		Class B-1 Monthly Interest		                                 				540,725.63
	 	Class B-1 Interest Carryover Shortfall					                           	0.00
                                                               ---------------
		  	Total		                                                     			540,725.63

 		Class B-2 Monthly Interest					                                 	428,448.10
	 	Class B-2 Interest Carryover Shortfall				                           		0.00
                                                                --------------
		  	Total			                                                     		428,448.10

  			Total Accrued Certificate Interest		                        			969,173.73

		 Class B-1 Monthly Principal			                                      			0.00
		 Class B-1 Principal Carryover Shortfall 					                         	0.00
                                                             ------------------
  			Total	                                                           				0.00

 		Class B-2 Monthly Principal			                                      			0.00
	 	Class B-2 Principal Carryover Shortfall 					                         	0.00
                                                               ---------------
  			Total	                                                           				0.00

  			Total Certificateholders' Principal Distribution Amount		         			0.00

	Total required distributable amount						                      	92,103,107.53
	Less: Total Available Funds							                              95,589,765.37
                                                             -----------------
	Net Available Funds   (Shortfall) Excess						                  	3,486,657.84
	Withdrawal from Reserve Account (If Shortfall)						                    	0.00
	Deposit to Reserve Account (If Excess)						                    	3,486,657.84

	Distributions
	Deposit to the Collection Account
		Available Interest						                                       16,519,374.61
		Available Principal				                                      		79,070,390.76
		Withdrawal from Reserve Account				                                   		0.00
		Less:  Amounts to be withheld by Servicer
			  a)   Reimbursement of Outstanding Advances on Defaulted
                          Receivables			                           		69,382.22
			  b)   Servicing Fee		                                      			1,590,090.97
                                                                --------------
		Net Deposit to Collection Account					                        	93,930,292.18

	Deposit to Note Payment Account
		Class A-1 Interest Distribution				                           		1,687,238.78
		Class A-2 Interest Distribution				                           		3,797,500.00
		Class A-3 Interest Distribution 				                          		2,429,528.44
		Class A-4 Interest Distribution		                             				966,145.83
		Class A-1 Principal Distribution						                         80,594,047.56
		Class A-2 Principal Distribution					                                  	0.00
		Class A-3 Principal Distribution		                                  				0.00
		Class A-4 Principal Distribution				                                  		0.00
                                                              ----------------
			Total Deposit to Note Payment Account				                    	89,474,460.61

	Deposit to Certificate Distribution Account
		Class B-1 Interest Distribution 				                            		540,725.63
		Class B-2 Interest Distribution 			                            			428,448.10
		Class B-1 Principal Distribution 						                                 0.00
		Class B-2 Principal Distribution 				                                 		0.00
                                                             -----------------
			Total Deposit to Certificate Distribution Account				           	969,173.73

	Deposit to Reserve Account 				                               			3,486,657.84

	Specified Reserve Account Balance
	Greater of:
		(i) Sum of:
			(a) Percentage applicable times		              		4.00%
			      Pool Balance as of the last day of the
         prior Collection Period less Principal
         collected up to and including the second
         Business Day preceding the most recent
                 Determination Date
                                         	1,817,175,992.78      	72,687,039.71
                                          ----------------
			      and,
			(b) Specified Interest Reserve Amount  (Three months interest		2,907,521.17
                                                                --------------
            on the Certificates if Notes are Outstanding)		   			75,594,560.88
			       and
		(ii) Lesser of:
			(a) $26,702,346.                                         					26,702,346.00
			      and
			(b) Aggregate outstanding Note Principal Balance and
			      Aggregate sum of Certificate Balances				           	1,817,175,992.78

		Specified Reserve Account Balance					                        	75,594,560.88

	Reserve Account Reconciliation
		Beginning Balance  (Initial Balance is 2.5% of Original
                                Pool Balance)              						75,121,625.18
		Deposit from Available Interest and Available Principal			   			3,486,657.84
		Investment Earnings						                                         295,978.55
		Less:
			Accrued and unpaid Servicing Fees		                                 			0.00
			Amounts to be distributed to Securityholders'				                     	0.00
                                                             ------------------
		Balance			                                                  			78,904,261.57
		Less: Withdrawal by holder of Contingent Payment Right of Excess of Reserve Account Balance Over Specified Reserve Account
                            Balance						                         3,309,700.69
                                                          --------------------
		Ending Balance		                                           				75,594,560.88


		Interest Reserve Amount		                                   				2,907,521.17
		Available Reserve Amount				                                 		72,687,039.71

	Instructions to the Trustee

		Amount to be deposited from the Collection Account into the Note
                         Payment Account		                   				89,474,460.61
		Amount to be deposited from the Collection Account into the
                 Certificate Distribution Account             						969,173.73
		Amount to be deposited from the Collection Account into the Reserve
                             Account				                        		3,486,657.84
		Amount to be deposited from the Reserve Account to the
   account of the holder of the Contingent Payment Right					    	3,309,700.69
		Amount to be deposited from the Reserve Account into the
                     Collection Account				                             		0.00

	Net Loss and Delinquency Activity

	Realized Losses							                                           1,523,656.80
	Net Loss Ratio (annualized)
		For the current Collection Period                                						0.94%
		For the preceding Collection Period				                              		0.37%
		For the second preceding Collection Period					                       	0.10%
                                                                    -----------
	Average Net Loss Ratio (Specified Reserve Account Balance increases if
                     greater than 1.50%)				                          			0.47%

	Delinquency Analysis
							                                       Number of	         Principal
                                        							Loans	             Balance
                                           -------------       ---------------
		   30 to 59 days past due 			               		2647            	30,618,198.03
		   60 to 89 days past due 		                			465             	5,493,481.51
		   90 or more days past due               					339             	3,918,906.64
                                           --------------       --------------
			Total			                                    	3451	            40,030,586.18

	Collateral Repossessed and Held by the Trust (included in
                 above Delinquency Amounts)					372              	4,434,532.76


	Delinquency Ratio including Repossessions
		For the current Collection Period                                						0.51%
		For the preceding Collection Period				                              		0.42%
		For the second preceding Collection Period					                       	0.26%
	Average Delinquency Ratio (Specified Reserve Account Balance
              increases if greater than 1.25%)  		                  					0.40%

	Loss and Delinquency Trigger Indicator							                              NO

	Equity Percentage	                                               						13.57%

	Repurchased Receivables		                                           					0.00